Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

CAI International Inc. (the “Company”)
Wells Fargo Securities, LLC (“Wells Fargo”)
Merrill Lynch, Pierce, Fenner & Smith, Incorporated (“MLPFS”)
(together, the “Specified Parties”)

Re: CAL Funding III Limited, Asset-Backed Notes, Series 2018-1 (the “Notes”) – Data Files Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in two electronic data files entitled “CAI 2018-1 Data Tape Combined.xlsx” and “CAI 2018-1 Data Tape Factory Units Revised PDRs v2.xlsx” provided to us by Wells Fargo, on behalf of the Company, on January 25, 2018 and February 8, 2018, respectively, containing certain information related to 191,832 containers in the Company’s existing fleet (the “Current Containers”) and the associated leases as of December 31, 2017 (the “Cutoff Date”); and 12,876 containers which the Company informed us had been purchased from manufacturers and had not yet been leased (the “Factory Containers”) and the associated lease commitments as of the Cutoff Date, which the Company informed us it expected to lease to specific lessees (together, the “Data Files” containing the “Containers” and the “Leases”), which we were informed are intended to be included as collateral in the offering of the Notes. The Company is responsible for the specified attributes identified by the Company in the Data Files. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

●
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

●
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

●	The term “rounding” means that dollar amounts and percentages were within $0.01 and 0.1%, respectively.

●
The term “Lease Offer” means an un-executed lease agreement between the Company and a lessee that contains certain information related to the lease commitment including: Lessee’s Name, Lease Type, Equipment Type, Per Diem Rate, Lease Expiration Date, and Number of Units. We make no representation regarding the validity, enforceability, or authenticity of the Lease Offer.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International
Cooperative (“KPMG International”), a Swiss entity.

●
The term “Sources” refers to Invoice (including any Schedule or Exhibit thereof), Purchase Agreement (Including any Schedule or Exhibit thereof), Acceptance Certificate, Certificate of Final Acceptance and Delivery, Freight Containers Certificate, the American Bureau of Shipping Cargo Container Production Certificate, Lease Agreement (including any addendum thereto), Lease Offer, and screenshots from the Company’s asset and contract management system provided by the Company.

We performed the following procedures:

A.
The Company instructed us to select a random sample of 50 Current Containers (the “Sample Containers”) and one lease commitment (the “Sample Lease Commitment”) from the Data Files.  A listing of the Sample Containers and Sample Lease Commitment is attached hereto as Exhibit A.  For purposes of this procedure, the Company did not inform us as to the basis for how they selected the number of Containers and lease commitment that we were instructed to randomly select from the Data Files.

B.
For each Sample Container and the associated lease (the “Sample Lease”), we compared or recomputed the information in the Data Files to or using the information stated in the sources indicated below (the “Sources”) utilizing instructions (as applicable) provided by the Company. The Specified Parties indicated that the absence of any of the noted Sources or the inability to agree the indicated information from the Data Files to the Source(s), utilizing the instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Attributes	Sources / Instructions

Container Unit ID
Invoice or Purchase Agreement (including any Schedule or Exhibit thereof). For Sample Container #43, for which the Invoice was not available, the Company instructed us to compare the Container Unit ID to the information stated in the container information screenshot from the Company’s asset and contract management system. For Sample Containers #46, #49 and #50, the Container Unit ID stated in the Purchase Agreement contained one digit more than the Container Unit ID stated in the Data Files. For these Sample Containers, the Company instructed us to compare the Container Unit ID stated in the Data Files to the first 10 characters and digits of the Container Unit ID stated in the Purchase Agreement.

Attributes	Sources / Instructions

Collateral Value
For each Sample Container on finance lease (Lease Type “Finance”), the Company instructed us to recompute the Collateral Value as the present value of the remaining lease payments (based on the Per Diem Rate, the Buyout Price, and the Lease Expiration Date stated in the Data Files) as of the Cutoff Date, using the discount rate stated in the Data Files.

For each Sample Container with on operating lease (Lease Type “Long Term” or “Short Term”), the Company instructed us to recompute the Collateral Value based on the OAC, the Residual Value, and the Depreciation Start Date stated in the Data Files, and (ii) the Depreciation Life stated in the Data Files, except for Sample Containers #49 and # 50, which the Company informed us were acquired from third parties. For these Sample Containers, the Company instructed us to subtract the difference between the Manufacture Date and the Depreciation Start Date from the Depreciation Life stated in the Data Files.

We compared the recomputed Collateral Value to the Collateral Value stated in the Data Files. We were instructed by the Company to consider the Collateral Value to be in agreement if the difference between the recomputed Collateral Value and the Collateral Value stated in the Data Files was not greater than 3.00%.

Manufacture Date
The Acceptance Date stated in, or the date of, the Acceptance Certificate, Certificate of Final Acceptance and Delivery, Freight Containers Certificate, or American Bureau of Shipping Cargo Container Production Certificate. We were instructed by the Company to consider the Manufacture Date to be in agreement if the difference was not greater than 30 days.

Age	Recomputed Age as the number of months from the Manufacture Date stated in the Data Files to the Cutoff Date.
Equipment Type	Invoice or Purchase Agreement (including Schedule or Exhibit thereof), and the instructions provided by the Company on acceptable abbreviations of Equipment Types listed in Exhibit B.
Lessee’s Name
Lease Agreement (including any addendum thereto). For Sample Containers #3, #4, #6, #27, the Lessee’s Name stated in the Data Files was different than the Lessee’s Name in the Lease Agreement. The Company informed us that, for Sample Container #3, the Lessee named in the Lease Agreement was acquired by the Lessee named in the Data Files, and for Sample Containers #4, #6, and #27, the Lessee named in the Lease Agreement was an affiliate of the Lessee named in the Data Files. The Company instructed us to consider the information to be in agreement. We made no representation regarding the accuracy of the information provided by the Company regarding the acquisition or affiliates of the Lessees.

Attributes	Sources / Instructions

Lease Type
Lease Agreement (including any addendum thereto). We were instructed by the Company to consider the Sample Lease to be a short term lease (Lease Type “Short Term”) if the Lease Agreement indicated a term of one year or less; to consider the Sample Lease to be a long term lease (Lease Type “Long Term”) if the Lease Agreement indicated a term of greater than one year or longer and either did not include a purchase option at the end of the lease term, or included a purchase option at the end of the lease term with a purchase price higher than the then depreciated value of the Sample Container; and, to consider the Sample Lease to be a finance lease (Lease Type “Finance”) if the Lease Agreement included a purchase option at the end of the lease term at a purchase price lower than the then depreciated value of the Sample Container. For Sample Container #44, the Lease Type stated in the Data Files was “Finance,” and the Lease Agreement did not include a purchase option and a purchase price. The Company instructed us to consider the information to be in agreement because the Age of Sample Container #44 at the lease commencement date was greater than 75% of the then remaining life.

Currency	Lease Agreement (including any addendum thereto).
Per Diem Rate in Local Currency	Lease Agreement (including any addendum thereto).
Lease Expiration Date
Lease Agreement (including any addendum thereto). In the event the Lease Agreement stated the Lease Expiration Date was based on the lease commencement date, the Company instructed us to recompute the Lease Expiration Date using (i) the lease commencement date stated in the Data Files, except a) in the event the Lease Agreement required a minimum on-lease period, use the container pick-update stated in the Data Files, and b) in the event the Lease Agreement stated a supply period and the container pick-up date was after the end of the supply period, use the last day of the supply period stated in the Lease Agreement; and (ii) the lease term or the minimum on-lease period stated in the Lease Agreement, and to compare the recomputed Lease Expiration Date to the Lease Expiration Date stated in the Data Files.

The Company instructed us to consider the information to be in agreement if the recomputed Lease Expiration Date and the Lease Expiration Date stated in the Data Files were in the same calendar month.

Attributes	Sources / Instructions

Buyout Price
Lease Agreement. The Company instructed us only to perform this procedure for Sample Containers with a Lease Type of “Finance.” In the event the Buyout Price stated in the Data Files was $0, the Company instructed us to consider the information to be in agreement if the Buyout Price stated in the Lease Agreement was $1.00. For Sample Container #44, the Lease Agreement did not include a purchase option and a purchase price (see the Lease Type procedure above). For this Sample Container, the Company instructed us to compare the Buyout Price stated in the Data Files to 75% of the Residual Value stated in the Data Files

The information regarding the Sample Containers was found to be in agreement with the respective information stated in the Sources.

C.
In addition to the procedures described above, for each Sample Container, we observed an “Active” status in the screenshot from the Company’s asset and contract management system or the presence of a signed Lease Agreement. We make no representation regarding the authenticity of the signature(s) on the Lease Agreement.

D.
For the Sample Lease Commitment, we compared the specified attributes to the corresponding information in the Sources indicated below utilizing instructions (as applicable) provided by the Company. The Specified Parties indicated that the absence of any of the Sources or the inability to agree the indicated information from the Data Files to the Sources, utilizing the instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception.

Attributes	Sources/Instructions
OAC	Invoice
Manufacture Month and Year	Invoice
Lessee’s Name	Lease Offer
Lease Type	Lease Offer
Equipment Type	Lease Offer
Per Diem Rate
Lease Offer. We were instructed by the Company to consider the information to be in agreement if the Per Diem Rate stated in the Data Files was not greater than the Per Diem Rate stated in the Lease Offer.

Lease Expiration Date
Lease Offer. We were instructed by the Company to consider the information to be in agreement if the Lease Expiration Date stated in the Data Files was not later than the Lease Expiration Date stated in the Lease Offer.

Number of Units
Lease Offer. We were instructed by the Company to consider the information to be in agreement if the Number of Units stated in the Data Files was not greater than the Number of Units stated in the Lease Offer

The information regarding the Sample Lease Commitment was found to be in agreement with the respective information stated in the Sources.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data Files. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data Files and information and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Containers or the existence of the Leases, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Data Files and Sources which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the acquisition of the Containers or origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Containers or Leases being securitized, (iii) the compliance of the lessor of the Containers and originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Containers or the Leases that would be material to the likelihood that the issuer of the asset‑backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (NRSRO).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA
February 9, 2018

Exhibit A

The Sample Containers

Sample Container Number	Container ID	Sample Container Number	Container ID
1	CAIU335707	26	CAIU936474
2	CAIU347881	27	CAIU944987
3	CAIU352394	28	CAIU950123
4	CAIU366266	29	CAIU951144
5	CAIU369364	30	CAIU960478
6	CAIU371079	31	CAIU968260
7	CAIU377860	32	CAIU976165
8	CAIU381634	33	CAIU980435
9	CAIU524009	34	CAIU981517
10	CAIU552075	35	CAIU984418
11	CAIU556551	36	CAIU991494
12	CAIU581470	37	CAIU991831
13	CAIU583664	38	CAIU996689
14	CAIU710414	39	CAIU997677
15	CAIU712372	40	CAIU997698
16	CAIU712519	41	CAXU277969
17	CAIU719755	42	CAXU679118
18	CAIU722567	43	CAXU821108
19	CAIU756857	44	CAXU906833
20	CAIU757669	45	CNEU498226
21	CAIU766823	46	LMCU111581
22	CAIU769588	47	PCIU165079
23	CAIU771021	48	PCIU167466
24	CAIU920114	49	PCIU603469
25	CAIU923079	50	PCIU604114

The Sample Lease Commitment

Sample Lease Commitment Number	Lease Commitment ID

1	Redacted

A-1

Exhibit B

Acceptable Equipment Type Abbreviations provided by the Company

Equipment Type	Acceptable Abbreviations
20' Dry Van Container	20 GP
20' ISO DRY CARGO CONTAINER
20'X8'X8'6" DRY VAN CONTAINER
20'X8'X8'6" ISO 1CC DRY VAN CONTAINER
20’ STEEL DRY VAN CONTAINER
20' x 8' x8'6" STEEL DRY CONTAINER
20' Open Top Container	20' OT
40' High Cub Reefer	40'HC STAR COOL INTEGRATED
40HR- 40'HI-CUBE REEFER
45'X8'X9'6" STEEL DRY CARGO CONTAINER
40' HC
40'HC DRY CONTAINER
40'X8'X9'6" DRY VAN CONTAINER
40'X8'X9'6" ISO 1AAA DRY VAN CONTAINER
40'X8'9'6" ISO 1AAA DRY CARGO CONTAINERS
40' x 8' x 9'6" ISO DRY CARGO CONTAINERS
40'x8'x9'6" DRY CARGO CONTAINERS
40-FOOT HIGH CUBE REFRIGERATED
40' 9'6" Palletwide Cell	40' HC PW CONTAINER
45' High Cube Container	45'X8'X9'6" STEEL DRY CARGO CONTAINER

B-1